Securities and Exchange Commission
			 Washington, D.C.  20549

				FORM 8-K

			      CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

	      Date of Report (Date of earliest event reported):
			     August 31, 2000


			    COMDIAL CORPORATION
	   (Exact name of registrant as specified in its charter)

	Delaware                  0-9023              94-2443673
	(State or other           (Commission         (IRS Employer
	jurisdiction of           File Number)        Identification
	incorporation)                                No.)

			     P.O. Box 7266
			  1180 Seminole Trail
		       Charlottesville, Virginia           22906-7266
	       (Address of principal executive offices)    (Zip Code)


	 Registrant's telephone number, including area code: (804) 978-2200


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Item 5.  OTHER EVENTS

     On July 2, 2000, Comdial Corporation (the "Company") was not in compliance with the covenant in its Credit Agreement with Bank of America, N.A. ("BOA") dated October 22, 1998 relating to the ratio of funded debt to earnings before interest, taxes, depreciation and amortization ("EBITDA"). The Company obtained a waiver from BOA with respect to that covenant that was to expire August 30, 2000. In return, the Company agreed, in principle, to restructure the Credit Agreement, as described in the Form 10-Q for the second quarter of 2000, filed by the Company on August 25, 2000. The Company and BOA did not have time to complete a commitment letter for the revised Credit Agreement terms before August 30, 2000. Accordingly, BOA extended its waiver to September 15, 2000.







				SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


					COMDIAL CORPORATION

					By:     Paul K. Suijk
						---------------
					Name:   Paul K. Suijk
					Title:  Senior Vice President and
						Chief Financial Officer
					Dated:  August 31, 2000




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